UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 14, 2006

                          --------------------------

                       WACHOVIA AUTO OWNER TRUST 2005-B
            (Exact name of registrant as specified in its charter)

                       POOLED AUTO SECURITIES SHELF LLC
                                  (Depositor)

                          --------------------------


           Delaware                              333-123387-01                           20-3020010
(State or other jurisdiction of                   333-123387                             52-2233151
        incorporation)                     (Commission File Number)                    (IRS Employer
                                                                                     Identification No.)


                           301 South College Street
                        Charlotte, North Carolina 28288
          (Address of principal executive offices including zip code)

                                (704) 715-6030
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

                          --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On February 14, 2006 (the "Subsequent Transfer Date"), Wachovia Auto Owner Trust 2005-B (the "Trust") purchased additional motor vehicle retail installment contracts (the "Subsequent Receivables") and certain related assets from Pooled Auto Securities Shelf LLC (the "Depositor"). The Subsequent Receivables had an aggregate principal balance of $348,698,441.35 as of January 31, 2006 (the "Subsequent Cutoff Date"). The Subsequent Receivables were acquired using funds on deposit in a pre-funding account established in connection with the initial purchase by the Trust of motor vehicle retail installment contracts (the "Initial Receivables") from the Depositor and the sale of asset backed notes of the Trust pursuant to the prospectus and prospectus supplement, dated as of November 25, 2005 and November 30, 2005, respectively, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on December 6, 2005.

     The pre-funding period terminated upon the transfer of the Subsequent Receivables to the Trust on the Subsequent Transfer Date.

     This Current Report on Form 8-K is being filed to provide certain information regarding (i) the aggregate characteristics of the Subsequent Receivables as of the Subsequent Cutoff Date and the Initial Receivables, as of November 30, 2005 (the "Initial Cutoff Date") and (ii) amounts on deposit as of the Subsequent Transfer Date in the yield supplement account established in connection with the purchase of the Initial Receivables by the Trust, as supplemented in connection with the purchase of the Subsequent Receivables by the Trust.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POOLED AUTO SECURITIES SHELF LLC



                                        By: /s/ Scott D. Weaver
                                            --------------------
                                               Scott D. Weaver
                                                Vice President


Dated: February 17, 2006


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


                                 Exhibit Index


Exhibit          Description
-------          -----------

99.1 Tables showing (i) certain aggregate characteristics of the Initial Receivables and the Subsequent Receivables and (ii) amounts required to be on deposit in the yield supplement account as of the Subsequent Transfer Date, following the purchase of the Subsequent Receivables by the Trust.